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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM 8-K
                              --------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                       JANUARY 11, 2005 (JANUARY 6, 2005)

                              --------------------

                                    KFx INC.
                                    --------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                                                84-1079971
(State or Other Jurisdiction                                   (IRS Employer
     of Incorporation)                                       Identification No.)

                                    001-14176
                            (Commission File Number)


55 MADISON STREET, SUITE 745, DENVER, COLORADO                     80206
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (303) 293-2992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         See disclosure in Item 5.02.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 7, 2005, the Board of Directors of KFx Inc. (the "Company") appointed Dr. Robert S. Kaplan to fill a vacancy on the board. There were no arrangements or understandings between Dr. Kaplan and any other person pursuant to which Dr. Kaplan was selected as a director. The Board of Directors has determined that Dr. Kaplan is an "independent" director under applicable SEC and American Stock Exchange rules. In consideration of his services, Dr. Kaplan will receive as compensation an option to purchase up to 50,000 shares of the Company's common stock at an exercise price of $12.88 per share, which option was vested in full upon the date of grant.

            The Company issued a press release on January 10, 2004, regarding these matters, which is filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of that exhibit are incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

         The Company issued a press release on January 6, 2005, regarding the appointment of Mr. James Imbler to the position of Senior Vice President of Business Development, which is filed as Exhibit 99.2 to this Current Report on Form 8-K. The contents of that exhibit are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1     Press release dated January 10, 2005

               99.2     Press release dated January 6, 2005





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 11, 2005            KFX INC.


                                  By: /s/ Matthew V. Elledge
                                      ------------------------------------------
                                      Matthew V. Elledge
                                      Vice President and Chief Financial Officer



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